                                                                    EXHIBIT 99.1

                               [COMPANY LETTEHEAD]


Contact:
-------
John M. Kish, Chairman and Chief Executive Officer
James V. Dionise, Executive Vice President and Chief Financial Officer
Tel:   412-882-9946
Fax:   412-882-8580
www.greatamericanfederal.com
----------------------------

FOR IMMEDIATE RELEASE
---------------------

GA FINANCIAL, INC. ANNOUNCES FOURTH QUARTER 2003 EARNINGS
---------------------------------------------------------

PITTSBURGH, PA, January 30, 2004 - GA Financial, Inc. (AMEX: GAF) (the "Company"), the parent company of Great American Federal, today announced fourth quarter net income of $1.4 million or $0.28 per share (diluted) for the three-month period ended December 31, 2003, compared to net income of $1.9 million or $0.38 per share (diluted) for the three-month period ended December 31, 2002. During the fourth quarter of 2003, the Company realized before tax gains of $290,000 from the sale of securities and incurred a before tax charge of approximately $416,000 in connection with the definitive agreement to merge GA Financial, Inc. and Great American Federal with First Commonwealth Financial Corporation and First Commonwealth Bank, respectively. In addition, the Company recorded a full recovery to the allowance for loan losses in the amount of $221,000, which was previously charged-off in the first quarter of 2003, related to the pay-off of a $1.0 million non-performing commercial real estate loan.

Net income for the twelve-month period ended December 31, 2003 was $6.6 million or $1.33 per share (diluted) compared to net income of $6.7 million or $1.32 per share (diluted) for the twelve-month period ended December 31, 2002. During the current twelve-month period, the Company realized before tax gains of $2.0 million from the sale of securities, incurred a before tax charge of approximately $308,000 in connection with the contested election of Directors at its 2003 Annual Meeting of Shareholders and the related subsequent litigation, and a before tax charge of approximately $416,000 in connection with the definitive agreement to merge GA Financial, Inc. and Great American Federal with First Commonwealth Financial Corporation and First Commonwealth Bank. Comparatively, the prior twelve-month period included a before tax gain of $905,000 from the sale of a branch office, a before tax charge of $164,000 to record an other-than-temporary decline in the valuation of certain investment securities, a before tax charge of $208,000 to close a branch office, a before tax charge of $141,000 related to branch system staffing reductions, and a before tax charge of $173,000 of compensation costs due to changes in the Company's management structure.

In reviewing the Company's financial performance, Chairman and Chief Executive Officer John M. Kish stated, "We are generally pleased with our results for the quarter and the year, taking into consideration the difficulties surrounding the current interest rate environment which persisted throughout the year, as well as the challenges resulting from the Company's proxy fight and subsequent litigation. We remain focused on growing our core customer relationships and as a result continued to experience solid loan growth during the quarter while improving the Company's credit quality. With respect to our recent announcement to merge our Company with First Commonwealth Financial Corporation, we are excited about the possibilities and opportunities that this will bring to our customers and employees, and believe this is a very good transaction for our shareholders."

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The Company, with total assets of $890.3 million, is the parent company of Great
American Federal, the Whitehall, PA based community bank, which has served Pittsburgh area customers for over 85 years. Great American Federal operates 12 branch offices throughout Allegheny County offering a broad array of commercial banking, retail banking, and wealth management products and services. More information about the Company and Great American Federal can be found at www.greatamericanfederal.com.
----------------------------

Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time subject to applicable laws and regulations. The Company does not undertake and specifically disclaims any obligation to publicly release the results of any revisions, which may be made to any forward-looking statements or to reflect the occurrence of anticipated or unanticipated events.

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


CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (UNAUDITED)                                          NEWS RELEASE

GA FINANCIAL, INC.


                                                                                             DECEMBER 31,     DECEMBER 31,
 (Dollars in thousands, except per share amounts)                                                2003             2002
---------------------------------------------------------------------------------------------------------------------------
ASSETS

     Cash (including interest-bearing deposits of $12,850 and $16,415).......................  $ 17,281          $ 21,343
     Held for trading securities, at fair value..............................................         -               129
     Available for sale securities, at fair value............................................   302,715           311,725
     Held to maturity securities, at cost....................................................     2,994             2,951
---------------------------------------------------------------------------------------------------------------------------
        Total securities.....................................................................   305,709           314,805
     Education loans held for sale...........................................................         -            14,795
     Loans (net of deferred fees of  $6 and $107)............................................   523,813           469,273
---------------------------------------------------------------------------------------------------------------------------
        Total loans..........................................................................   523,813           484,068
     Allowance for loan losses...............................................................    (4,672)           (3,896)
---------------------------------------------------------------------------------------------------------------------------
        Net loans............................................................................   519,141           480,172
     Accrued interest receivable on securities...............................................     1,740             2,323
     Accrued interest receivable on loans....................................................     2,152             3,125
     Federal Home Loan Bank stock............................................................    14,833            12,019
     Premises and equipment, net.............................................................     6,592             6,289
     Foreclosed assets.......................................................................       131                34
     Securities sold, not settled............................................................       254               992
     Prepaid expenses and other assets.......................................................    22,441            16,933
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        Total assets.........................................................................  $890,274          $858,035
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LIABILITIES

     Noninterest-bearing deposits............................................................  $ 34,312          $ 30,701
     Interest-bearing deposits...............................................................   500,745           493,366
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        Total deposits.......................................................................   535,057           524,067
     Borrowed funds..........................................................................   250,725           221,575
     Advances from customers for taxes, insurance, and other.................................     3,467             2,372
     Accrued interest payable................................................................     1,753             1,620
     Other liabilities.......................................................................     3,530             7,860
---------------------------------------------------------------------------------------------------------------------------
        Total liabilities....................................................................   794,532           757,494
---------------------------------------------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY

     Preferred stock ($0.01 par value); 1,000,000 shares authorized; 0 shares issued...........       -                 -
     Common stock ($0.01 par value); 23,000,000 shares authorized; 8,900,000 shares issued.....      89                89
     Additional paid-in capital................................................................  87,746            87,209
     Retained earnings, substantially restricted...............................................  73,120            70,370
     Accumulated other comprehensive income, net of taxes......................................   3,217             6,973
     Unearned employee stock ownership plan (ESOP) shares......................................  (2,050)           (2,551)
     Unearned stock-based compensation plan (SCP) shares.......................................    (395)             (296)
     Treasury stock, at cost (3,920,773 shares and 3,753,433 shares)........................... (65,985)          (61,253)
---------------------------------------------------------------------------------------------------------------------------
        Total shareholders' equity.............................................................  95,742           100,541
---------------------------------------------------------------------------------------------------------------------------
        Total liabilities and shareholders' equity.............................................$890,274          $858,035
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

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

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (UNAUDITED)                               NEWS RELEASE

GA FINANCIAL, INC.


                                                                                         THREE MONTHS ENDED      TWELVE MONTHS ENDED
                                                                                             DECEMBER 31,            DECEMBER 31,
(Dollars in thousands, except per share amounts)                                           2003       2002        2003        2002
------------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME

    Loans............................................................................ $    7,597  $    8,374  $   30,840 $   33,851
    Securities:
      Taxable interest...............................................................      2,751       3,136      12,095     12,634
      Nontaxable interest............................................................        623         650       2,375      2,671
      Dividends......................................................................        187         224         846      1,264
    Interest-bearing deposits........................................................         19          85         176        440
------------------------------------------------------------------------------------------------------------------------------------
      Total interest income..........................................................     11,177      12,469      46,332     50,860
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INTEREST EXPENSE

    Interest-bearing deposits........................................................      2,800       3,879      12,863     17,071
    Borrowed funds...................................................................      2,574       2,678      10,361     11,139
    Other............................................................................          -          12          33         35
------------------------------------------------------------------------------------------------------------------------------------
      Total interest expense.........................................................      5,374       6,569      23,257     28,245
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      Net interest income............................................................      5,803       5,900      23,075     22,615
    Provision for loan losses........................................................        210         247       1,075        937
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      Net interest income after provision for loan losses............................      5,593       5,653      22,000     21,678
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NONINTEREST INCOME

    Service fees.....................................................................        653         708       2,393      2,677
    Net gain on sales of available for sale securities...............................        290          77       1,996        269
    Writedown of securities..........................................................          -         (24)          -       (164)
    Net gain (loss) on held for trading securities...................................          -          10           -        (30)
    Gain on sales of education loans held for sale...................................          6           -         128         85
    Gain on sale of branch...........................................................          -           -           -        905
    Earnings on bank owned life insurance............................................        198         147         654        576
    Other............................................................................         66           7         170         33
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      Total noninterest income.......................................................      1,213         925       5,341      4,351
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NONINTEREST EXPENSE

    Compensation and employee benefits...............................................      2,369       2,077       9,408      8,946
    Occupancy........................................................................        396         290       1,598      1,592
    Furniture and equipment..........................................................        398         378       1,715      1,478
    Marketing........................................................................        192         129         731        526
    Deposit insurance premiums.......................................................         26          22          85         92
    Loss on closure of branch........................................................          -           -           -        208
    Merger related...................................................................        416           -         416          -
    Other............................................................................      1,426       1,069       4,843      4,332
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      Total noninterest expense......................................................      5,223       3,965      18,796     17,174
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      Income before provision for income taxes.......................................      1,583       2,613       8,545      8,855
    Provision for income taxes.......................................................        218         699       1,992      2,111
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      Net income..................................................................... $    1,365  $    1,914  $    6,553 $    6,744
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OTHER COMPREHENSIVE INCOME

    Unrealized holding (losses) gains on available for sale securities, net of taxes. $     (346) $      100  $   (1,959)$    4,905
    Reclassification adjustment for net (gains) losses included in net income........ $     (398)        (25)     (1,797)        24
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      Other comprehensive (loss) gain................................................       (744)         75      (3,756)     4,929
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      Comprehensive income........................................................... $      621  $    1,989  $    2,797 $   11,673
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EARNINGS PER SHARE

Basic................................................................................ $     0.29  $     0.39  $     1.38 $     1.35
Diluted..............................................................................       0.28        0.38        1.33       1.32

AVERAGE SHARES OUTSTANDING

Basic................................................................................  4,746,959   4,906,017   4,752,290  4,989,598
Diluted..............................................................................  4,932,000   5,087,909   4,914,906  5,115,590
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
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

SELECTED CONSOLIDATED FINANCIAL HIGHLIGHTS (UNAUDITED)                     NEWS RELEASE

GA FINANCIAL, INC.


                                                                      DECEMBER 31,  DECEMBER 31,
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)                         2003           2002
-------------------------------------------------------------------------------------------------
SELECTED FINANCIAL CONDITION DATA (AT END OF PERIOD)

    Assets.....................................................      $   890,274    $   858,035
    Securities.................................................          305,709        314,805
      Held for trading securities, at fair value...............                -            129
      Available for sale securities, at fair value.............          302,715        311,725
      Held to maturity securities, at cost.....................            2,994          2,951

    Loans......................................................          523,813        484,068
      Residential..............................................          208,536        218,905
      Multi-family.............................................           20,421         10,629
      Commercial real estate...................................          121,426        100,376
      Commercial and residential construction and development..           53,452         29,506
      Consumer.................................................           87,950         79,104
      Commercial  business.....................................           32,034         30,860
      Education loans held for sale............................                -         14,795
      Net deferred fees........................................               (6)          (107)
    Allowance for loan losses..................................           (4,672)        (3,896)
    Net loans..................................................          519,141        480,172
    Deposits...................................................          535,057        524,067
      Noninterest-bearing checking accounts....................           34,312         30,701
      Interest-bearing checking accounts.......................           37,478         39,691
      Money market deposit accounts............................          116,021         69,546
      Savings accounts.........................................          128,399        149,229
      Certificates of deposit..................................          218,847        234,900
    Borrowed funds.............................................          250,725        221,575
    Shareholders' equity.......................................      $    95,742    $   100,541
-------------------------------------------------------------------------------------------------

SELECTED FINANCIAL HIGHLIGHTS (AT END OF PERIOD)


    Loans-to-deposits..........................................             97.90%        92.37%
    Nonperforming loans........................................      $      1,084   $     1,470
    Nonperforming assets.......................................      $      1,215   $     1,504
    Nonperforming loans to loans...............................              0.21%         0.30%
    Nonperforming assets to assets.............................              0.14%         0.18%
    Allowance for loan losses to loans.........................              0.89%         0.80%
    Allowance for loan losses to nonperforming assets..........            384.53%       259.04%
    Shareholders' equity to assets.............................             10.75%        11.72%
    Stock price per share......................................      $      34.73   $     23.70
    Book value per share.......................................      $      19.23   $     19.54
    Stock price to book value..................................            180.60%       121.29%
    Shares outstanding.........................................         4,979,227     5,146,567
-------------------------------------------------------------------------------------------------



                                                                THREE MONTHS ENDED            TWELVE MONTHS ENDED
                                                                    DECEMBER 31,                   DECEMBER 31,
 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)               2003          2002            2003           2002
---------------------------------------------------------------------------------------------------------------------
SELECTED FINANCIAL HIGHLIGHTS (FOR THE PERIOD ENDED)

    Earnings per share - basic...........................  $      0.29   $      0.39    $       1.38    $      1.35
    Earnings per share - diluted.........................  $      0.28   $      0.38    $       1.33    $      1.32
    Average shares outstanding - basic...................    4,746,959     4,906,017       4,752,290      4,989,598
    Average shares outstanding - diluted.................    4,932,000     5,087,909       4,914,906      5,115,590
    Cash dividends per share.............................  $      0.20   $      0.18    $       0.80    $      0.72
    Return on average assets.............................         0.62%         0.90%           0.74%          0.78%
    Return on average equity.............................         5.79%         7.46%           6.82%          6.73%
    Interest rate spread.................................         2.56%         2.55%           2.52%          2.41%
    Net interest margin..................................         2.91%         3.06%           2.91%          2.92%
---------------------------------------------------------------------------------------------------------------------